PUSHDOWN OF ULTIMATE PARENT'S BASIS (Tables)	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Schedule of Calculation of Ultimate Parent's Basis	The table below presents the calculation of the Ultimate Parent's basis in Paramount Global as of the date these transactions closed.

Estimated value of NAI Transaction consideration attributable to Paramount Global common stock	$2,124	(a)
Cash paid to stockholders (see Note 13)	4,454	(b)
Proceeds from PIPE Transaction, net of subscription discount	1,517
Outstanding Paramount Global RSU Awards and Paramount Global PSU Awards	80	(c)
Remaining shares of Paramount Skydance Corporation Class B Common Stock	3,520	(d)
Paramount Global basis at August 7, 2025	$11,695
(a) In the NAI Transaction, the NAI Equity Investors purchased all of the outstanding equity interests of NAI. Based on valuation analyses of NAI’s assets and liabilities, the estimated value attributable to the shares of Paramount Global common stock held by NAI and its subsidiaries is $2.1 billion. This amount increased $107 million from the preliminary estimate included in our quarterly report on Form 10-Q for the third quarter of 2025, which resulted in an increase in Paramount Global’s basis in this amount.
(b) Reflects cash paid to holders of Paramount Global Class A Common Stock and Paramount Global Class B Common Stock who elected to receive the Class A Cash Consideration and Class B Cash Consideration of $23.00 per share and $15.00 per share, respectively, in the Transactions. Such payout was funded by the $6.0 billion PIPE Transaction.
(c) Reflects the fair value of outstanding Paramount Global RSU Awards and Paramount Global PSU Awards attributable to employees’ service prior to the Transactions and the NAI Transaction. The fair value is based on the closing stock price of Paramount Global Class B Common Stock on August 6, 2025 of $11.04 per share. The remaining fair value of outstanding Paramount Global RSU Awards and Paramount PSU Awards, which were assumed by Paramount Skydance Corporation and converted into awards of restricted stock units covering an equivalent number of shares of Paramount Skydance Corporation Class B Common Stock are being expensed over their remaining vesting periods.
(d) Reflects 318.8 million shares of Paramount Skydance Corporation Class B Common Stock owned by holders of Paramount Global Class A and Paramount Global Class B Common Stock following the Transactions, other than those held directly or indirectly by NAI or its affiliates, not converted into cash, valued at the closing stock price of Paramount Global Class B Common Stock on August 6, 2025 of $11.04 per share. Certain holders of Paramount Global Class A Common Stock received the Class A Stock Consideration, which resulted in the conversion of 2.0 million shares of Paramount Global Class A Common Stock into approximately 3.1 million shares of Paramount Skydance Corporation Class B Common Stock, based on the exchange ratio of one share of Paramount Global Class A Common Stock to 1.5333 shares of Paramount Skydance Corporation Class B Common Stock.

Schedule of Adjustment to Ultimate Parent’s Basis
The table below details the preliminary estimated fair values of Paramount Global’s assets, liabilities and noncontrolling interests at the Ultimate Parent's basis as of August 7, 2025, including measurement period adjustments recorded during the fourth quarter of 2025. The impact on our statement of operations in the fourth quarter of 2025 from the amounts that would have been recognized in the third quarter of 2025 had these measurement period adjustments been recognized as of the acquisition date were not material. The fair values were determined based on valuation techniques that use unobservable inputs (Level 3 in the fair value hierarchy). Significant judgments in these valuations include long-term projections, discount rates, royalty rates, and decay rates. We continue to evaluate these estimated fair values, in particular those related to programming, intangible assets, and contingencies, which may differ based upon the finalization of appraisals and other valuation analyses, which are expected no later than one year from the Closing Date.

	Allocation of Ultimate Parent’s Basis
	Preliminary	Measurement Period Adjustments	Preliminary, Revised
Assets:
Cash and cash equivalents	$3,977	$—	$3,977
Receivables, net	5,980	(20)	5,960
Programming and other inventory, current (b)	1,970	(66)	1,904
Prepaid expenses and other current assets	1,641	—	1,641
Property and equipment, net (a)	2,118	(2)	2,116
Programming and other inventory, noncurrent (b)	13,599	(365)	13,234
Goodwill (c)	947	430	1,377
Intangible assets, net (d)	6,748	(11)	6,737
Operating lease assets	875	41	916
Deferred income tax assets, net	1,200	23	1,223
Other noncurrent assets	2,470	42	2,512
Total assets	$41,525	$72	$41,597

Liabilities:
Long-term debt (e)	$13,619	$—	$13,619
Pension and postretirement benefit obligations (f)	1,390	—	1,390
Deferred income tax liabilities, net	306	(71)	235
Operating lease liabilities	1,219	—	1,219
Programming obligations (g)	2,017	(48)	1,969
Other liabilities (h)	10,137	182	10,319
Total liabilities	$28,688	$63	$28,751

Noncontrolling interests (i)	1,249	(98)	1,151

Paramount Global basis at August 7, 2025	$11,588	$107	$11,695
(a) The fair value was determined based on the market approach, which estimates the value based on transactions in the market for comparable assets, or the cost approach, which estimates the value based on the amount required to replace the asset. The fair value reflects an increase to the book value of $635 million principally reflecting incremental fair value of Paramount Global’s owned land and buildings.
(b) The fair value was determined based on the income approach, including the multi-period excess earnings method, which estimates the cash flows generated by the asset over its economic life using a discounted cash flow analysis. For certain content, fair value was determined to be equivalent to net book value. The fair value reflects a net decrease to the book value of programming assets of $562 million principally from reductions for programming at our TV Media and Direct-to-Consumer segments offset by an increase to the fair value of our film and television libraries.
(c) Goodwill relates principally to the Direct-to-Consumer segment and represents the difference between Paramount Global’s basis and the fair value of its net assets based on the preliminary fair value estimates assumed herein. Goodwill reflects operating synergies between our businesses, as well as anticipated cost savings and is not deductible for tax purposes.
(d) The table below presents our intangible assets by asset class, as well as the valuation method used to determine the estimated fair values, and the related estimated weighted average useful lives. The weighted average useful life of the total intangibles below is 16.6 years.

Intangible assets	Values	Valuation Method	Estimated weighted average straight-line amortization period
FCC and other broadcasting licenses	$2,555	Greenfield discounted cash flow method	30 years
Trade names	$1,514	Relief from Royalty	17.3 years
Affiliate relationships	$1,004	Multi-period excess earnings	2.6 years
Subscriber relationships	$1,080	Replacement cost	2 years
Franchises	$326	Discounted cash flow	10 years
Developed technology	$258	Replacement cost	3 years
(e) The fair value was determined based on quoted prices in active markets.
(f) The fair value was determined based on a remeasurement of the obligation using actuarial assumptions. Key valuation inputs included discount rates and mortality assumptions.
(g) “Programming Obligations” include $520 million recorded to establish liabilities for unfavorable contractual arrangements.
(h) The estimated fair value of Paramount Global’s contingent liabilities as of August 7, 2025 was $1.4 billion, which relate principally to the defense and settlement of lawsuits claiming various personal injuries related to exposure to asbestos as well as claims from federal and state environmental regulatory agencies and other entities asserting liability for environmental cleanup costs and related damages (see Note 18).
(i) The fair value was determined based on a discounted cash flow analysis.

Schedule of Identified Finite-Lived Intangible Assets	The table below presents our intangible assets by asset class, as well as the valuation method used to determine the estimated fair values, and the related estimated weighted average useful lives. The weighted average useful life of the total intangibles below is 16.6 years.

Intangible assets	Values	Valuation Method	Estimated weighted average straight-line amortization period
FCC and other broadcasting licenses	$2,555	Greenfield discounted cash flow method	30 years
Trade names	$1,514	Relief from Royalty	17.3 years
Affiliate relationships	$1,004	Multi-period excess earnings	2.6 years
Subscriber relationships	$1,080	Replacement cost	2 years
Franchises	$326	Discounted cash flow	10 years
Developed technology	$258	Replacement cost	3 years